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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 30, 2001, relating to the financial statements of Instinet Group LLC, which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
---------------------------------


New York, New York
May 17, 2001